UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 13, 2021
Date of Report (Date of Earliest Event Reported)

ULTRALIFE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-20852	16-1387013
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Technology Parkway, Newark, New York 14513
(Address of principal executive offices) (Zip Code)

(315) 332-7100
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b):

Common Stock, $0.10 par value per share	ULBI	NASDAQ
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of Ultralife Corporation (the “Company”) as filed with the Securities and Exchange Commission on December 16, 2021 (the “Original Form 8-K”) that reported the Company’s acquisition of Excell Battery Canada Inc., a British Columbia corporation (“Excell Canada”) and 656700 B.C. Ltd., a British Columbia corporation (“656700”) and its wholly owned subsidiary Excell Battery Corporation USA, a Texas corporation (“Excell USA” collectively, with 656700 and Excell Canada, “Excell”) on December 13, 2021. The Company did not file audited historical financial statements of Excell and unaudited pro forma financial information when the Original Form 8-K was filed under authority granted by Item 9.01 of Form 8-K.

This Amendment is being filed solely to amend and supplement the Original Form 8-K to include the audited historical financial statements of Excell and unaudited pro forma financial information in accordance with the requirements of Item 9.01 of Form 8-K. This Amendment effects no other changes to the Original Form 8-K. The financial statements and unaudited pro forma financial information filed hereto should be read in conjunction with the Original Form 8-K.

Item 9.01 Financial Statements, Pro Forma Financials and Exhibits

(a)	Financial Statements of Business Acquired

Audited consolidated combined financial statements of Excell as of December 12, 2021 and for the period from February 1, 2021 through December 12, 2021 are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro Forma Financial Information

Unaudited pro forma condensed combined financial information, which comprise the balance sheet as of September 30, 2021, the statements of comprehensive income for the nine-month period ended September 30, 2021 and year ended December 31, 2020, and the notes thereto, is attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits

Exhibit Number	Exhibit Description
23.1	Consent of MNP LLP, Independent Registered Public Accounting Firm
99.1	Press release of Ultralife Corporation dated December 14, 2021 *
99.2	Audited consolidated combined financial statements of Excell as of December 12, 2021 and for the period from February 1, 2021 through December 12, 2021
99.3	Unaudited pro forma condensed combined financial information as of and for the nine-month period ended September 30, 2021 and for the year ended December 31, 2020

* Previously filed with Form 8-K filed December 16, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2022		ULTRALIFE CORPORATION

	By:	/s/ Philip A. Fain
Philip A. Fain
Chief Financial Officer and Treasurer